AMENDMENT #1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON MAY 18, 2018

T HIS AMENDMENT # 1 TO THE CONVERTIBLE PROMISSORY NOTE ISSUED ON MAY 18, 2018 (the

--Amendment" ) is made effective as of July 30, 2019, by and between Regen Biopharma , Inc. , a Nevada corporation (the

··Company") , and Auctus Fund, LLC, a Delaware limited liability company (the " Holder'') (collectively the " Parties' ").

BACKGROUND

A.     The Company and Holder are the parties to that certain convertible promissory note originally issued by the Company to the Holder on May 18. 20 I 8, in the original principal amount of $114,000.00 (as amended form time to time, the "Note" ): and

B.     The Company and the Holder desire to consummate a second tranche of $9,971 .00 under the Note to be added to the Note on or around July 30.2019.

C.    The Company and Holder acknowledge and agree that the Note is currently outstanding in the amount of the Default Sum (as defined in the Note) .

D. The Parties desire to amend the Note as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration. the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

I ..       The principal balance of the Note shall be increased by $9,97 1.00 to reflect the addition of a second tranche of $9,97 l.00 under the Note, which the Holder will fund in cash to the Company on or around the date hereof.

2.       This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Note. Except as specifically modified hereby all of the provisions of the Note which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

IN WITNESS WHEREOF. the parties hereto have executed this Amendment as of the date first above written.

REGEN BIOPHARMA, INC.	Auctus Fund, LLC

By: /s/ David Koos	By: /s/ Lou Posner
Name: David Koos	Name: Lou Posner
Title: Chief Executive Officer	Title: Managing Director